EQUITY FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

EQUITY FUNDS

SUPPLEMENT DATED AUGUST 29, 2011 (AS REVISED AND RESTATED OCTOBER 26, 2011)

TO PROSPECTUS DATED JULY 31, 2011

Northern Trust Investments, Inc. is scheduled to increase the expense reimbursements it provides to certain Northern Funds effective as of January 1, 2012. This increase in expense reimbursements will have the effect of reducing the Total Annual Fund Operating Expenses paid by investors. The following chart illustrates the increase in expense reimbursements:

Fund	Total Annual Fund Operating Expenses After Expense Reimbursement	Operating Expense Reduction	Total Annual Fund Operating Expenses After Expense Reimbursement Effective 1/1/2012
Enhanced Large Cap	0.60%	0.00%	0.60%
Income Equity	1.00%	0.00%	1.00%
International Equity	1.25%	-0.19%	1.06%
Large Cap Equity	1.00%	-0.15%	0.85%
Large Cap Growth	1.00%	-0.15%	0.85%
Large Cap Value	1.10%	-0.25%	0.85%
Small Cap Core	1.00%	-0.25%	0.75%
Small Cap Value	1.00%	0.00%	1.00%
Technology	1.25%	0.00%	1.25%

These new contractual expense reimbursement arrangements are expected to continue from implementation until at least December 31, 2012.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	EQTY SPT (10/11)

NORTHERN FUNDS PROSPECTUS